UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

SHARPS TECHNOLOGY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

SHARPS TECHNOLOGY, INC.

105 Maxess Road, Ste. 124

Melville, NY 11747

Telephone: (631) 574-4436

NOTICE OF 2025 SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 14, 2025

10:00 A.M. EASTERN TIME

Notice is hereby given that the 2025 Special Meeting of Stockholders (the “Special Meeting”) of Sharps Technology, Inc., a Nevada corporation (the “Company”), will be held on Tuesday, October 14, 2025, at 10:00 A.M., Eastern Time via a live webcast on the Internet. You will be able to virtually attend the Special Meeting online and vote during the Special Meeting by visiting www.virtualshareholdermeeting.com/STSS2025SM2 during the meeting. Only stockholders of record of our common stock on September 16, 2025 (the “Record Date”) will be entitled to vote at the Special Meeting and any adjournments, continuations or postponements thereof that may take place. We are holding the Special Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1.	To elect Annemarie Tierney, to serve as a director of the Company until the Company’s 2026 annual meeting of stockholders or until her successor is duly elected and qualified (the “Election of Director”);

2.	To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of 49,673,120 shares of our common stock upon the exercise of (i) pre-funded warrants to purchase 24,836,560 shares of common stock, and (ii) stapled warrants to purchase 24,836,560 shares of common stock (the “Cryptocurrency Warrant Proposal”);

3.	To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of 6,321,367 shares of our common stock upon the exercise of the warrants issued to Sol Markets, a Cayman Islands exempt company, to purchase shares of our common stock (the “Strategic Advisor Warrant Proposal”);

4.	To transact such other business that is properly presented at the Special Meeting and any adjournments, continuations or postponements thereof (the “Adjournment Proposal”).

Stockholders are encouraged to read the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends a vote FOR the nominee that is standing for election to the board of directors (Proposal 1), FOR the Cryptocurrency Warrant Proposal (Proposal 2), FOR the Strategic Advisor Warrant Proposal (Proposal 3) AND FOR the Adjournment Proposal (Proposal 4).

The Board has fixed the close of business on September 16, 2025, as the Record Date for the Special Meeting. Only stockholders of record on the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s), continuations(s), or adjournment(s) of the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at our offices during regular business hours for the 10 calendar days prior to the Special Meeting and online during the Special Meeting.

YOUR VOTE AT THE SPECIAL MEETING IS IMPORTANT.

Whether or not you plan to attend the Special Meeting online, we urge you to vote your shares by following the instructions in the Proxy Materials that you previously received and submit your proxy as promptly as possible by Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the Special Meeting.

On behalf of our entire board of directors, we thank you for your continued support.

By order of the Board of Directors,

/s/ Paul K. Danner
Paul K. Danner
Principal Executive Officer

Melville, New York

September 23, 2025

SHARPS TECHNOLOGY, INC.

105 Maxess Road

Suite 124

Melville, NY 11747

Telephone: (631) 574-4436

PROXY STATEMENT FOR SHARPS TECHNOLOGY, INC.

2025 SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 14, 2025

Unless the context otherwise requires, references in this proxy statement to “we,” “us,” “our,” the “Company” or “Sharps” refer to Sharps Technology, Inc., a Nevada corporation and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.0001 per share (the “Common Stock”).

The accompanying proxy is solicited by the board of directors of the Company (the “Board”) on behalf of Sharps Technology, Inc. to be voted at the Company’s 2025 Special Meeting of Stockholders (the “Special Meeting”) to be held on Tuesday, October 14, 2025, and at any adjournment, continuation or postponement thereof. The Special Meeting will be held virtually via a live webcast on the Internet on Tuesday, October 14, 2025, at 10:00 A.M., Eastern Time.

If you held shares of our Common Stock at the close of business on September 16, 2025 (the “Record Date”), you are invited to attend the Special Meeting virtually at www.virtualshareholdermeeting.com/STSS2025SM2 and if you held shares of our Common Stock at the close of business on the Record Date, you are invited to vote on the proposals described in this proxy statement.

On or about September 23, 2025, we intend to begin sending to our stockholders entitled to vote the proxy materials containing instructions on how to access our proxy statement for the Special Meeting and our 2024 annual report on Form 10-K.

This proxy statement, the notice of the Special Meeting, our form of proxy card and our 2024 annual report on Form 10-K to stockholders are available for viewing, printing and downloading at www.proxyvote.com or on our website. To view these materials please have your 16-digit control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2024, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.sharpstechnology.com.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Paul K. Danner and Yuwen (Alice) Zhang as your proxies. The proxies will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Special Meeting, please vote by proxy so that your shares may be voted.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (“SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will act upon the following proposals:

1.	To elect Annemarie Tierney, to serve as a director of the Company until the Company’s 2026 annual meeting of stockholders or until her successor is duly elected and qualified (the “Election of Director”);

2.	To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of our common stock upon the exercise of (i) Cryptocurrency Pre-Funded Warrants to purchase 24,836,560 Cryptocurrency Pre-Funded Warrant Shares, and (ii) Cryptocurrency Stapled Warrants to purchase 24,836,560 Cryptocurrency Stapled Warrant Shares (the “Cryptocurrency Warrant Proposal”);

3.	To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of 6,321,367 shares of our common stock (the “Strategic Advisor Warrant Shares”) upon the exercise of the warrants (the “Strategic Advisor Warrant”) issued to Sol Markets, a Cayman Islands exempt company (the “Strategic Advisor”) to purchase shares of our common stock (the “Strategic Advisor Warrant Proposal”);

4.	To transact such other business that is properly presented at the Special Meeting and any adjournments, continuations or postponements thereof.

Why is the company soliciting my proxy?

The Board of Directors of the Company (the “Board”) is soliciting your proxy to vote at the Special Meeting to be held virtually via live audio webcast, on Tuesday, October 14, 2025, at 10:00 A.M., Eastern Time at www.virtualshareholdermeeting.com/STSS2025SM2 and any adjournments, continuations or postponements of the meeting, which we refer to as the Special Meeting. This proxy statement along with the accompanying Notice of 2025 Special Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Special Meeting.

We have sent you this proxy statement, the Notice of 2025 Special Meeting of Stockholders and the proxy card to stockholders because you owned shares of our Common Stock on September 16, 2025, or the Record Date. We will commence distribution of the proxy materials, to stockholders on or about September 23, 2025.

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What is the record date and what does it mean?

The Record Date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on September 16, 2025. The Record Date is established by the Board as required by Nevada law. On the Record Date, 26,600,848 shares of Common Stock were issued and outstanding and entitled to vote. Our Common Stock is our only class of outstanding voting stock.

Who can vote?

If on the Record Date your shares of our Common Stock were registered directly in your name with our transfer agent, VStock Transfer LLC, then you are a stockholder of record.

If on the Record Date your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and proxy card is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

You do not need to attend the Special Meeting to vote your shares. Shares represented by valid proxies, received in time for the Special Meeting and not revoked prior to the Special Meeting, will be voted at the Special Meeting. For instructions on how to change or revoke your proxy, see “May I change or revoke my proxy?” below.

What are the voting rights of the stockholders?

Each share of our Common Stock outstanding as of the record date is entitled to one vote per share on all matters properly brought before the Special Meeting.

Why are you holding a virtual Special Meeting?

Our 2025 Special Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Special Meeting so they can submit questions to our Board or management, as time permits.

How do I access the virtual Special Meeting?

The live audio webcast of the Special Meeting will begin promptly at 10:00 A.M., Eastern Time. Online access to the audio webcast will open 15 minutes prior to the start of the Special Meeting to allow time for you to log in and test your device’s audio system. The virtual Special Meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong Internet connection wherever you intend to participate in the Special Meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the Special Meeting.

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To be admitted to the virtual Special Meeting, you will need to log in at www.virtualshareholdermeeting.com/STSS2025SM2 using the 16-digit control number found on the proxy card previously mailed or made available to stockholders entitled to vote at the Special Meeting. Because the Special Meeting will be a completely virtual meeting, there will be no physical location for stockholders to attend.

Will I be able to ask questions and have these questions answered during the virtual Special Meeting?

Stockholders may submit questions for the Special Meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/STSS2025SM2, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the meeting. Appropriate questions related to the business of the Special Meeting (the proposals being voted on) will be answered during the Special Meeting, as time permits. Additional information regarding the ability of stockholders to ask questions during the Special Meeting, related to rules of conduct and other materials for the Special Meeting will be available at www.virtualshareholdermeeting.com/STSS2025SM2.

What happens if there are technical difficulties during the Special Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Special Meeting, voting at the Special Meeting or submitting questions at the Special Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.

How do I vote and will my shares be voted if I do not vote?

If you are a stockholder of record, there are four ways to vote:

(1)	By Internet at www.proxyvote.com 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time on October 13, 2025 (have your 16-digit stockholder control number, which can be found on your proxy card, in hand when you access the website);

(2)	By toll-free telephone at 1-800-690-6903, until 11:59 p.m., Eastern Time on October 13, 2025 (have your 16-digit stockholder control number, which can be found on your proxy card, in hand when you call);

(3)	If you received our proxy materials in the mail, you can complete, sign and date the included proxy card and return the proxy card in the prepaid envelope provided; or

(4)	Online during the Special Meeting at www.virtualshareholdermeeting.com/STSS2025SM2. You will need your 16-digit stockholder control number, which can be found on your proxy card, in hand when you vote online during the Special Meeting.

Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. By completing and submitting a proxy, you will direct the designated persons (known as “proxies”) to vote your stock at the Special Meeting in accordance with your instructions. The Board has appointed Paul K. Danner, our Principal Executive Officer, and Andrew R. Crescenzo, our Chief Financial Officer, to serve as the proxies for the Special Meeting. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR or WITHHOLD for Annemarie Tierney, and whether your shares should be voted FOR, AGAINST or ABSTAIN with respect to the other proposals.

In order to be counted, proxies submitted by telephone or Internet must be received by 11:59 p.m., Eastern Time on October 13, 2025. Proxies submitted by U.S. mail must be received before the start of the Special Meeting.

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Your proxy will be voted according to your instructions. If you are a stockholder of record and do not vote via the Internet or telephone or by returning a signed proxy card, your shares will not be voted unless you virtually attend the Special Meeting and vote your shares online. If you vote via the Internet or telephone and do not specify contrary voting instructions, your shares will be voted in accordance with the recommendations of our Board on all matters. Similarly, if you sign and submit your proxy card with no instructions, your shares will be voted in accordance with the recommendations of our Board on all matters. We know of no other business to be considered at the Special Meeting.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers.

In the event you do not provide instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares does not have the authority to vote your unvoted shares on Proposal 1 (Election of Director Proposal) Proposal 2 (Cryptocurrency Warrant Proposal) and Proposal 3 (Strategic Advisor Warrant Proposal) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Special Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority. Under the rules that govern brokers who are voting with respect to shares that are held in street name, the bank, broker or other nominee that holds your shares has the discretion to vote such shares on “routine” matters, but not on “non-routine” matters. The Election of Director Proposal, Cryptocurrency Warrant Proposal and Strategic Advisor Warrant Proposal are considered “non-routine” matters. Accordingly, the bank, broker or other nominee that holds your shares may not vote your shares without receiving instructions from you on Proposal 1 (Election of Director Proposal), Proposal 2 (Cryptocurrency Warrant Proposal) and Proposal 3 (Strategic Advisor Warrant Proposal). A failure to instruct the bank, broker or other nominee that holds your shares on how to vote your shares will not necessarily count as a vote against Proposal 1 (Election of Director Proposal) Proposal 2 (Cryptocurrency Warrant Proposal) and Proposal 3 (Strategic Advisor Warrant Proposal).

Therefore, if you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for Proposals 1, 2 and 3 of this proxy statement.

Who counts the votes?

All votes will be tabulated by the inspector of election appointed for the Special Meeting. Each proposal will be tabulated separately.

How does the Board recommend I vote on the proposals?

The Board recommends you vote:

●	“FOR” Annemarie Tierney;
●	“FOR” the Cryptocurrency Warrant Proposal; and
●	“FOR” the Strategic Advisor Warrant Proposal.

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May I change or revoke my proxy?

If you give us your proxy, you may change or revoke it at any time before 11:59 p.m., Eastern Time on October 13, 2025. You may change or revoke your proxy in any one of the following ways:

●	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

●	by re-voting by Internet or by telephone as instructed above;

●	by notifying the Company’s Secretary in writing before the Special Meeting that you have revoked your proxy; or

●	by attending the Special Meeting and voting virtually. Attending the Special Meeting virtually will not in and of itself revoke a previously submitted proxy. You must specifically request at the Special Meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card, is the vote that will be counted.

What if I receive more than one set of proxy materials or proxy card?

You may receive more than one set of proxy materials or proxy card if you hold shares of Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How do I vote and will my shares be voted if I do not vote?” for each account to ensure that all of your shares are voted.

What is a “quorum” and what constitutes a quorum for the Special Meeting?

A quorum is the minimum number of shares required to be present or represented by proxy at the Special Meeting to properly hold a meeting of stockholders and conduct business under our bylaws and Nevada law. The presence, in person (which would include presence at a virtual meeting) or represented by proxy, one-third (1/3) of the voting power of the stock issued, outstanding and entitled to vote at the Special Meeting will constitute a quorum at the Special Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote for the purposes of determining a quorum for the Special Meeting.

What vote is required to approve each proposal and how are votes counted?

The following table sets forth the voting requirement with respect to each of the proposals:

Proposal 1 — Election of Director.	Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. You may vote either FOR or WITHHOLD your vote.

Votes that are withheld will not be included in the vote tally for the election of the director. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted and broker non-votes will have no effect on the results of this vote.

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Proposal 2 — Cryptocurrency Warrant Proposal.	The proposal requires that the votes casted in favor of the action exceed the votes casted against the action to approve the issuance of 49,673,120 shares of Common Stock issuable upon exercise of the Cryptocurrency Warrant. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted and broker non-votes will have no effect on the results of this vote.

Proposal 3 — Strategic Advisor Warrant Proposal.	The proposal requires that the votes casted in favor of the action exceed the votes casted against the action to approve the issuance of 6,321,367 shares of Common Stock issuable upon exercise of the Strategic Advisor Warrants. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted and broker non-votes will have no effect on the results of this vote.

Is voting confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our inspector of election and representatives of Broadridge Investor Communication Solutions, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Where can I find the voting results of the Special Meeting?

The preliminary voting results will be announced at the Special Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Special Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of the stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Sharps Technology will pay the cost of soliciting proxies for the Special Meeting.

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Who can help answer my additional questions about the proposals discussed in this proxy statement?

If you have questions about the proposals discussed in this proxy statement, you may contact the Company by mail at Sharps Technology, Inc., 105 Maxess Road, Suite 124, Melville, NY 11747, Attention: Secretary.

Attending the Special Meeting

The Special Meeting will be held at 10:00 A.M., Eastern Time on Tuesday, October 14, 2025. This year, our Special Meeting will be held in a virtual meeting format only.

To attend the virtual Special Meeting, go to www.virtualshareholdermeeting.com/STSS2025SM2 shortly before the meeting time, and follow the instructions for downloading the webcast. If you miss the Special Meeting, you can view a replay of the webcast at the same location for at least six months after the meeting. You need not attend the Special Meeting in order to vote.

Householding of Annual Disclosure documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge Financial Solutions, Inc., either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you do not wish to participate in householding and would like to receive your own set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, follow these instructions:

●	If your shares are registered in your own name, please contact Broadridge Financial Solutions, Inc., and inform them of your request either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

●	If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

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PROPOSAL 1:

ELECTION OF DIRECTOR

General

Effective August 23, 2025, Robert M. Hayes and Brenda Baird Simpson resigned from the Board. On August 25, 2025, the Company entered into a formal employment agreement with Yuwen (Alice) Zhang, pursuant to which Ms. Zhang was appointed as the Company’s Chief Investment Officer and a member of the Board.

Nominee for Election

Our Board, upon the recommendation of the Nominating and Governance Committee of the Board has nominated the following individual for election at the Special Meeting (the “Company Nominee”):

Name	Age	Position

Annemarie Tierney	61	Director

Our Board has fixed the size of the Board to be six directors, one of whom is being nominated for election at this Special Meeting. The authorized number of directors may be changed from time to time by resolution of the Board.

If elected, the Company Nominee will serve on our Board until our 2026 annual meeting of stockholders or until her successor is elected and qualified or until her earlier death, resignation or removal, with the possibility of being appointed as a member of a board committee. Our Board believes that the Company Nominee possess personal and professional integrity, good judgment, a high level of ability and business acumen.

If a quorum is present, the Company Nominee will be elected by a plurality of the voting power of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Election of Director. Abstentions and broker non-votes have no effect on the vote. Shares of voting stock represented by executed proxies will be voted, if authority to do so is not withheld, FOR the election of the Company Nominee. Should the Company Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. The Company Nominee has agreed to serve, if elected, and the Board has no reason to believe that the Company Nominee will be unable to serve as a director.

The biography of the Company Nominee is as follows:

Annemarie Tierney

Annemarie Tierney is a seasoned financial services strategist/lawyer with substantial Board of Director, SEC, law firm, and in-house legal experience, as well as experience in broker dealer regulation, blockchain legal and regulatory issues, securities transactional work, SEC rules and regulations, corporate governance, and international expansion. Ms. Tierney, since October 2019, has been the Founder and Principal of Liquid Advisors a strategic advisory consulting firm providing expert advice and project management support to a range of clients. From September 2018 to September 2019, Ms. Tierney served as the Chief Strategy Officer and General Counsel of Templum, Inc., a registered broker dealer/alternative trading system. Ms. Tierney served as the Vice President, Head of Strategy and New Markets/Counselor to New Markets of Nasdaq Private Market, LLC from March 2015 to April 2018. Ms. Tierney has also served as Executive Vice President – Legal at SecondMarket Holdings, Inc. (now Digital Currency Group), NYFIX, Inc., NYSE Euronext and U.S. Securities and Exchange Commission. Ms. Tierney has a bachelor’s degree in Business Administration – Finance and International Relations from University of Delaware, and a Juris Doctor degree from Catholic University of America, Columbus School of Law.

The Board believes that Ms. Tierney will be a strong addition due to her extensive experience in financial services, securities law, and corporate governance. She is a recognized leader in blockchain and digital asset policy issues, SEC regulation, and securities transactions, and has contributed to industry policy through her work with a wide range of clients, including a prominent U.S. digital asset trade organization, service on the SEC’s Advisory Committee on Small and Emerging Companies, and roles on other boards and advisory boards, including the Board of Directors of the Association of Securities and Exchange Commission Alumni (2017 to present). Her breadth of legal, regulatory, and strategic expertise will enhance the Board’s oversight and support the Company’s long-term growth.

Family Relationships

There are no family relationships between any of our executive officers or directors.

Required Vote

A plurality of the shares voted FOR Annemarie Tierney at the Special Meeting is required to elect Annemarie Tierney as a director.

OUR BOARD RECOMMENDS THE ELECTION OF ANNEMARIE TIERNEY AS A DIRECTOR, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF IF EXECUTED BY THE SHAREHOLDER UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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CORPORATE GOVERNANCE

Composition of the Board of Directors

Our Bylaws provide the number of Directors which shall constitute the entire Board of Directors shall be determined by resolution of the Board of Directors at any meeting thereof, but shall never be less than one. No decrease in the number of Directors will have the effect of shortening the term of any incumbent Director.

We have no formal policy regarding board diversity. Our Board believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests.

Director Nomination Process

Director Qualifications

In evaluating director nominees, the Nominating and Governance Committee of the Board considers the appropriate size of the Board, as well as the qualities and skills of individual candidates, which include the following:

●	A history illustrating personal and professional integrity and ethics;

●	Independence;

●	Successful business management experience;

●	Public company experience, as officer or board member;

●	Relevant professional experience;

●	Educational background.

The Board believes that it is necessary for each of our directors to possess many qualities and skills. When searching for new candidates, the Nominating and Governance Committee considers the evolving needs of the Board and searches for candidates that fill any current or anticipated future gap. The Board also believes that all directors must possess a considerable amount of business experience and educational experience. The Nominating and Governance Committee first considers a candidate’s management experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value when considering director candidates.

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Other than the foregoing background factors that are considered in selecting director candidates, there are no stated minimum qualifications for director nominees, although the Nominating and Governance Committee may also consider such other factors as it may deem are in the best interests of the Company and our stockholders. The Nominating and Governance Committee does believe it appropriate for at least one, and preferably several, members of the Board to meet the criteria for an “audit committee financial expert” as defined by the rules of the SEC, and that a majority of the members of the Board meet the definition of an “independent director” under the listing standards of the Nasdaq Stock Market.

Identification and Evaluation of Nominees for Directors

The Nominating and Governance Committee generally polls the Board and members of management for their recommendations regarding potential new nominees. The Nominating and Governance Committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from our stockholders, industry experts or analysts. The Nominating and Governance Committee reviews the qualifications, experience and background of the candidates.

The Nominating and Governance Committee does not have a formal policy regarding consideration of director candidate recommendations from our stockholders. Any recommendations received from stockholders have been and will continue to be evaluated in the same manner as potential nominees suggested by members of the Board or management.

Board Leadership Structure

Currently, the positions of Executive Chairman of the Board and Principal Executive Officer of the Company are held by the same person. The Board does not have a policy as to whether the roles of Executive Chairman of the Board and Principal Executive Officer should be separate or combined; however, in the event that they are combined, the independent directors may appoint an independent director to serve in a lead capacity in specific circumstances. The lead independent director would then coordinate the activities of the other non-management directors and perform such other duties and responsibilities as the Board may determine. Our Board currently believes the division of responsibility between separate individuals serving as Executive Chairman and Principal Executive Officer, respectively, is an effective approach for addressing the risks we face and increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. This approach is subject to the evolving needs of the Company, as the goal of the Board is to ensure the best possible management structure for the Company at any given time.

Board Meeting Attendance

During the year ended December 31, 2024, our Board held four meetings. Each director attended at least 75% of the total number of meetings of our Board and of committees of our Board on which he or she served during the year ended December 31, 2024. We expect our directors to attend board meetings, meetings of any committees and subcommittees on which they serve and each Special Meeting of stockholders.

Director Independence

We are currently listed on the Nasdaq Stock Market and therefore rely on the definition of independence set forth in the Nasdaq Listing Rules (“Nasdaq Rules”). Under the Nasdaq Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon information requested from and provided by each director concerning their respective background, employment, and affiliations, including family relationships, the Board has determined that Mr. Christiansen, Mr. Ruemler, Ms. Tierney and Mr. Monroe have no relationships with us that would interfere with the exercise of independent judgment and are “independent directors” as that term is defined in the Nasdaq Rules. Mr. Danner was deemed an independent director through June 29, 2025, effective June 30, 2025, as Executive Director he is no longer deemed independent.

Director Attendance at the Special Meeting

Although we do not have a formal policy regarding attendance by members of the Board at the Special Meeting, we encourage all of our directors to attend.

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Committees of our Board of Directors

We have established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee, or any committees performing similar functions. We have an audit committee that consists of Timothy Ruemler, Jason Monroe and Soren Christiansen, a compensation committee that consists of Jason Monroe, Timothy Ruemler and Soren Christiansen and a nominating committee that consists of Soren Christiansen, Timothy Ruemler and Jason Monroe.

Audit Committee

The members of our Audit Committee currently are Timothy Ruemler, Chairperson (effective June 30, 2025), Jason Monroe and Soren Christiansen. Our Board has determined that all members of the Audit Committee (i) are independent directors (as currently defined in Rule 5605(a)(2) of the Nasdaq Listing Rules); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act; (iii) have not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) are able to read and understand fundamental financial statements. Our Board has also reviewed the education, experience, and other qualifications of each member of the Audit Committee. Based upon that review, our Board has determined that Mr. Ruemler qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K.

The Audit Committee is governed by a written charter approved by the Board and provides assistance to the Board in fulfilling the Board’s responsibility to the Company’s stockholders relating to the Company’s accounting and financial reporting practices and system of internal control, the audit process, the quality and integrity of the Company’s financial reporting, and the Company’s process for monitoring compliance with laws and regulations and its code of conduct. The functions of the Audit Committee include, among other things:

●	Approving and retaining the independent auditors to conduct the annual audit of our financial statements;

●	Reviewing the proposed scope and results of the audit;

●	Reviewing and pre-approving audit and non-audit fees and services;

●	Reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;

●	Reviewing and approving transactions between us and our directors, officers and affiliates;

●	Recognizing and preventing prohibited non-audit services;

●	Establishing procedures for complaints received by us regarding accounting matters;

●	Overseeing internal audit functions, if any; and

●	Preparing the report of the audit committee that the rules of the SEC require to be included in our annual meeting proxy statement.

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Both our independent registered public accounting firm and internal financial personnel regularly meet privately with our Audit Committee and have unrestricted access to the Audit Committee.

The Audit Committee met four times during the year ended December 31, 2024.

Compensation Committee

The members of our Compensation Committee currently are Jason Monroe, Chairperson, Timothy Ruemler and Soren Christiansen (effective June 30, 2025). Our Board has determined that Messrs. Ruemler, Christiansen, and Monroe are independent in accordance with Nasdaq Rules.

The Compensation Committee is governed by a written charter approved by the Board. Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees, as appropriate. The Compensation Committee will annually review and approve corporate goals and objectives relevant to Principal Executive Officer compensation, evaluate the Principal Executive Officer’s performance in light of those goals and objectives, and recommend to the Board the Principal Executive Officer’s compensation levels based on this evaluation. The Compensation Committee will also annually review and make recommendations to the Board with respect to compensation of our non-employee directors and executive officers other than the Principal Executive Officer. The functions of the Compensation Committee include, among other things:

●	Reviewing and recommending the compensation arrangements for management, including the compensation for our Principal Executive Officer;

●	Establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals; and

●	Administering our stock incentive plans.

The Compensation Committee met one time during the year ended December 31, 2024.

Nominating and Governance Committee

The members of our Nominating and Governance Committee currently are Soren Christiansen, Chairperson (effective June 30, 2025), Timothy Ruemler and Jason Monroe. The Board has determined that Messrs. Christiansen Ruemler and Monroe are independent in accordance with Nasdaq Rules.

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The Nominating and Governance Committee is governed by a written charter approved by the Board. The functions of the Nominating and Governance Committee include, among other things:

●	Evaluating the current composition, organization and governance of the board and its committees, and making recommendations for changes thereto;

●	Reviewing each director and nominee annually;

●	Determining desired board member skills and attributes and conducting searches for prospective members accordingly;

●	Evaluating nominees, and making recommendations to the Board concerning the appointment of directors to board committees, the selection of board committee chairs, proposal of the slate of directors for election to the board, and the termination of membership of individual directors in accordance with the Board’s governance principles;

●	Developing, adopting and overseeing the implementation of a code of business conduct and ethics; and

●	Administering the annual board performance evaluation process.

The Nominating and Governance Committee met one during the year ended December 31, 2024.

Strategic Advisory Committee

The members of our Strategic Advisory Committee currently are Messrs. Paul K. Danner and a. Yuwen (Alice) Zhang, with Yuwen (Alice) Zhang as the chairman of the committee. Our Strategic Advisory Committee’s responsibilities include guiding the company’s approach to digital assets, among other related matters

The Board of Directors’ Role in Risk Oversight

The Board, as a whole and also at the committee level, has an active role in managing enterprise risk. The members of the Board participate in our risk oversight assessment by receiving regular reports from members of senior management and the Company compliance officer appointed by the Board on areas of material risk to us, including operational, financial, legal and regulatory, and strategic and reputational risks. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee oversees management of financial risks, as well as our policies with respect to risk assessment and risk management. The Nominating and Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. Members of the management team report directly to the Board or the appropriate committee. The directors then use this information to understand, identify, manage, and mitigate risk. Once a committee has considered the reports from management, the chairperson will report on the matter to the full Board at the next meeting of the Board, or sooner if deemed necessary. This enables the Board and its committees to effectively carry out its risk oversight role.

Communications with the Board of Directors

Any stockholder may send correspondence to the Board, c/o Sharps Technology, Inc., 105 Maxess Road, Suite 124, Melville, NY 11747. Our Secretary will review all correspondence addressed to the Board, or any individual director, and forward all such communications to the Board or the appropriate director prior to the next regularly scheduled meeting of the Board following the receipt of the communication, unless the Secretary decides the communication is more suitably directed to Company management and forwards the communication to Company management. Our Secretary will summarize all stockholder correspondence directed to the Board that is not forwarded to the Board and will make such correspondence available to the Board for its review at the request of any member of the Board.

Anti-Hedging and Anti-Pledging Policies

Under our Insider Trading Policy, Company personnel, including directors, officers, employees and consultants of the Company, as well as certain family members, other members of a person’s household and entities controlled by Company personnel, are prohibited from engaging in short sales of the Company’s securities, using the Company’s securities to secure a margin or other loan, engaging in transactions in publicly-traded options relating to the Company’s securities, and engaging in similar risk reduction or hedging transactions.

Compensation Committee Interlocks and Insider Participation

No member of the compensation committee will be a current or former executive officer or employee of ours or any of our subsidiaries. None of our executive officers serves as a member of the board of directors or compensation committee of any company that has one or more of its executive officers serving as a member of our compensation committee.

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Clawback Policy

In accordance with SEC and Nasdaq requirements, we have adopted an executive compensation recovery policy regarding the adjustment or recovery of certain incentive awards or payments made to current or former executive officers in the event that we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. In general, the policy provides that, unless an exception applies, we will seek to recover compensation that is awarded to an executive officer based on the Company’s attainment of a financial metric during the three-year period prior to the fiscal year in which the restatement occurs, to the extent such compensation exceeds the amount that would have been awarded based on the restated financial results.

Code of Business Conduct and Ethics

We have a Code of Business Conduct and Ethics (the “Code”) which applies to all of our directors, officers and employees. The full text of our Code will be posted on our website under the Investor Relations section. We intend to disclose future amendments to, or waivers of, our Code, as and to the extent required by SEC regulations, at the same location on our website identified above or in public filings. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus or in deciding whether to purchase our shares of common stock.

Corporate Governance Documents Available Online

Certain of our corporate governance documents, including the Audit Committee charter, Compensation Committee charter, Nominating and Governance Committee charter are available free of charge on the “Investors” section of our website (www.sharpstechnology.com) under the tab “Corporate Governance”. Information contained on our website is not incorporated by reference in, or considered part of, this proxy statement. Stockholders may also request paper copies of these documents free of charge upon written request to the Secretary at Sharps Technology, Inc., 105 Maxess Road, Suite 124, Melville, NY 11747.

Executive Officers

The names of our executive officers, their ages, their positions with the Company, and other biographical information as of the date of this proxy statement, are set forth below. There are no family relationships among our directors and executive officers. We have employment agreements with our executive officers. All of our executive officers are at-will employees.

Name	Age	Position(s)
Paul K. Danner	68	Executive Chairman and Principal Executive Officer
Andrew R. Crescenzo	69	Chief Financial Officer
Yuwen (Alice) Zhang	34	Chief Investment Officer and Director

Paul K. Danner, a member of the Board of Directors since joining the Company in September 2021, Chairperson of the Audit Committee through June 29, 2025, Executive Chairman effective, June 30, 2025 and Principal Executive Officer effective August 24, 2025. Since 2013, Mr. Danner has been chief financial and administrative officer of PAY2DAY Solutions, Inc. dba Authvia, a FinTech software developer that provides merchants and consumers with a cloud-based CPaaS (Communications Platform as a Service) platform capable of providing end-to-end payment flows, billing, consumer management, payment analytics, and consumer insights. From 2016 to 2018, Mr. Danner was chief executive officer of Alliance MMA, Inc., which was a mixed martial arts organization offering promotional opportunities for aspiring mixed martial arts fighters. As a senior business leader, Mr. Danner has served three Nasdaq-listed companies as the senior corporate executive. Additionally, he has acquired extensive Board of Director expertise through six separate appointments totaling more than twenty-five years with three Nasdaq and OTCQB listed companies including Chairman, Corporate Secretary and Audit Committee assignments, as well as two development-stage ventures and one not-for-profit enterprise. Mr. Danner served as a Naval Aviator flying the F-14 Tomcat, and subsequently as an Aerospace Engineering Duty Officer supporting the Naval Air Systems Command, for 8 years on active duty plus 22 years with the reserve component of the United States Navy. He retired from the Navy in 2009 with the rank of Captain. Mr. Danner earned a BS degree in Business Finance from Colorado State University, and he holds an MBA from the Strome College of Business at Old Dominion University. Mr. Danner’s executive and marketing experience qualify him to serve on our board of directors.

Andrew R. Crescenzo, has been Chief Financial Officer for the Company since May 2019 under a consulting agreement with CFO Consulting Partners LLP through September 30, 2022 and as an employee since October 1, 2022. Before joining the Company, Mr. Crescenzo served in various finance roles from 2006 to 2019 in biotech, manufacturing and distribution, including, CFO of United Metro Energy from 2014 to 2016; Senior VP of Finance of Enzo Biochem (NYSE:ENZ) from 2006 to 2014. Prior to 2006, he was an Executive Director from 2002 to 2006 and a Senior Manager from 1997 to 2002 at Grant Thornton LLP. Mr. Crescenzo is a Certified Public Accountant and received his Bachelor of Business Administration from Adelphi University.

Yuwen (Alice) Zhang, Chief Investment Officer and Director effective August 25, 2025. Ms Zhang is the Co-Founder of Jambo, the first web3 phone with a built-in decentralized app store. scaled distribution to 120+ countries, launching the largest mobile network on Solana. Ms. Zhang previously co-founded Avalon Capital, a global fund of funds specializing in digital assets and technology. Ms. Zhang is an experienced investor and partner of many top digital asset industry leaders.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

The amounts below represent the compensation awarded to or earned by or paid to our named executive officers who had total compensation of at least $100,000 for the years ended December 31, 2024 and 2023.

Summary Compensation Table

Name and Principal Position	Calendar Year	Salary or Consulting $	Bonus $	Stock Awards $	Other Payments $	Option Awards (3) $	Total

Robert M. Hayes, Former CEO (1)	2024	$600,000	-	-	890	$23,790	$624,680
	2023	$416,666	100,000	-	-	$272,307	$788,973

Alan R. Blackman, Former COO and Co- Chairman of the Board terminated effective May 1, 2023	2023	$106,670	$-	-	-	$81,278	$187,948

Andrew R. Crescenzo, CFO (2)	2024	$225,000	-	-	11,040	$15,860	$251,900
	2023	$225,000	-	-	11,232	$20,629	$256,861

(1)	Mr. Hayes resigned from his role as chief executive officer effective August 23, 2025. Other payments reflect life insurance reimbursed.
(2)	Other payments in 2024 and 2023 reflect reimbursement for medical insurance.
(3)	See Note 11 to the audited financial statements for assumptions used in valuation.

Executive Employment Agreements

On November 10, 2023, the Company executed an Employment Agreement with Robert Hayes, amending the employment letter dated September 6, 2021. The agreement provided for termination of employment and severance benefits under stated conditions and restrictive covenants. The agreement provided for annual compensation retroactive to June 1, 2023 of $600,000 from $400,000 and a stated increase with the successful acquisition of InjectEZ and other terms of the acquisition agreement (See Note 5). The agreement provided for bonus compensation for: (i) closing the Nephron acquisition agreement, (ii) long-term incentives for achieving revenue targets and market caps for the Company’s stock and (iii) other Company achievements. In addition, the agreement provides for benefits and paid time off.

On August 22, 2025, the Company entered into a separation and release agreement (the “Separation Agreement”), pursuant to which Mr. Hayes will receive a lump sum cash payment of $1,200,000, together with Company paid-for healthcare coverage benefits for up to 18 months. Following August 23, 2025, Mr. Hayes will be paid or provided all accrued but unpaid base salary and accrued paid time off (“PTO”) and approved unreimbursed business expenses through the Separation Date. In addition, Mr. Hayes will be entitled to all benefits accrued up to the Separation Date, to the extent vested, under all employee benefit or bonus plans of the Company in which Mr. Hayes participates (except for any plan that provides for severance pay or termination benefits) in accordance with the terms of such plans, and any other amounts required to be paid pursuant to applicable law. The Company granted Mr. Hayes stock options to purchase 100,000 shares of Common Stock.

We are party to an employment agreement, dated September 9, 2021, with Andrew R. Crescenzo, our chief financial officer. Under the agreement, we pay Mr. Crescenzo an annual salary of $225,000 and was awarded, a one-time $18,750 incentive payment upon the commencement of the Agreement. The agreement can be terminated by either party for any reason upon 90 days’ written notice.

On August 25, 2025, the Company entered into a formal employment agreement (the “Danner Employment Agreement”) with Paul K. Danner (age 67). Pursuant to the Danner Employment Agreement Mr. Danner will serve as the Principal Executive Officer of the Company. Mr. Danner’s term as the Company’s Executive Chairman and Principal Executive Officer began on August 24, 2025, and will continue until terminated by either party, subject to the terms of the Danner Employment Agreement (the “Term”). For his services, Mr. Danner will be paid $600,000 per annum. During the course of the Term, Mr. Danner will be eligible for (i) performance bonuses to be granted at the discretion of the Company’s Compensation Committee and (ii) to participate in the Company’s 2025 Equity Incentive Plan. The Danner Employment Agreement contains a perpetual confidentiality covenant as well as non-competition and employee and customer non-solicitation covenants that apply during the Term and for a period of one year following Mr. Danner’s termination.

On August 25, 2025, the Company entered into a formal employment agreement (the “Zhang Employment Agreement”) with Yuwen (Alice) Zhang (age 34), who has been appointed as the Company’s Chief Investment Officer and a Director of the Company, as of the date hereof. Pursuant to the Zhang Employment Agreement Ms. Zhang will receive a base salary (the “Base Salary”) of $600,000 per annum. The Base Salary shall be paid in accordance with the Company’s normal payroll practices for executive salaries generally, but no less often than monthly and shall be pro-rated for partial years of employment. For each calendar year ending during the employment period beginning with calendar year 2025, Ms. Zhang shall be eligible to earn a cash performance bonus (an “Annual Bonus”) under the Company’s bonus plan or program applicable to senior executives. Ms. Zhang shall be eligible to receive equity-based compensation award(s), as determined by the Board (or a subcommittee thereof), from time to time.

Compensation of Directors

The following table sets forth compensation we paid to our directors during the year ended December 31, 2024 (excluding compensation under the Summary Compensation table above).

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total
Name	($)	($)	($)	($)	($)
Timothy J. Ruemler (1)	30,000	-	11,393	-	41,393
Paul K. Danner (1,4)	132,000	-	37,975	-	169,975
Dr Soren Bo. Christiansen (2)	48,000	-	15,190	-	63,190
Brenda Simpson (3)	24,000	-	11,393	-	35,393
Jason Monroe (3)	30,000	-	11,393	-	41,393

(1)	Appointed as Directors in September 2021.
(2)	Served as CEO and Chairman of the Board through September 15, 2021. Effective September 16, 2021, served as Co-Chairman of the Board through May 1, 2024 and then appointed Chairman.
(3)	Resigned as director effective August 23, 2025.
(4)	Executive Director services performed.

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RELATED PERSON TRANSACTIONS AND SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Other than as set forth below and compensation arrangements, including employment, there have been no transactions since January 1, 2024, in which the amount involved in the transaction exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets as at the year-end for the last two completed fiscal years, and to which any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

As of June 30, 2025 and December 31, 2024, accounts payable and accrued liabilities include $22,000 and $99,500, respectively, payable to officers and directors of the Company. The amounts are unsecured, non-interest bearing and are due on demand.

In connection with the purchase of certain intellectual property in July 2017, Barry Berler, our former chief technology officer, and Alan R. Blackman, our former chief investment officer and chief operating officer, entered into a royalty agreement which provided that Barry Berler would be entitled to a royalty of four percent (4%) of net sales derived from the use, sale, lease, rent and export of products related to the intellectual property. The royalty continues until the patent expires or is no longer used in the Company’s product. The royalty agreement was assumed by the Company in December 2017.

In September 2018, the Royalty Agreement was amended to reduce the royalty to 2% and further provided for a single payment of $500,000 to Barry Berler within three years in return for cancellation of all further royalty obligations of the Company. In May 2019, the Royalty Agreement was further amended to change the date the payment will be due to on or before May 31, 2021, or during the term of the amended Royalty Agreement should the Company be acquired or a controlling interest be acquired. The Company has not made the aforementioned payment or incurred any change in control. As such the 2% royalty remains in place.

Policies and Procedures for Related Party Transactions

We intend to adopt a written related party transactions policy that will provide that transactions with directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related party must be approved by our audit committee. Pursuant to this policy, the audit committee will have the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed the lesser of (i) $120,000 or (ii) one percent of the average of our total assets for the last two completed fiscal years, and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person will be defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

In considering related-person transactions, our audit committee or another independent body of our board of directors will take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;
●	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
●	the terms of the transaction;
●	the availability of other sources for comparable services or products; and
●	the terms available to or from, as the case may be, unrelated third parties under the same or similar circumstances.

The audit committee or other independent body of our board of directors will not approve any related party transaction unless it is on the same basis as an arms’ length transaction and approved by a majority of the disinterested directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the Forms 3, 4 and 5 and amendments thereto furnished to the Company, we believe that all directors, executive officers and persons beneficially owning greater than 10% of the Company’s equity securities timely filed reports required by Section 16(a) of the Exchange Act during fiscal year 2024, except Yuwen (Alice) Zhang who hasn’t filed her Form 3 as of the date herein.

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PROPOSAL 2

APPROVAL OF THE EXERCISE OF THE CRYPTOCURRENCY WARRANTS

We are seeking shareholder approval, as required by Nasdaq Listing Rule 5635(a), of the issuance of shares of our Common Stock underlying the currently outstanding Cryptocurrency Warrants, as defined below.

Terms of the Cryptocurrency Securities Purchase Agreement and Cryptocurrency Warrants

On August 25, 2025, the Company entered into securities purchase agreements (the “Cryptocurrency Securities Purchase Agreements”) with certain accredited investors (the “Cryptocurrency Purchasers”) pursuant to which the Company agreed to sell and issue to the Cryptocurrency Purchasers in a private placement offering (the “Cryptocurrency Offering”) (i) pre-funded warrants (the “Cryptocurrency Pre-Funded Warrants”) to purchase 24,836,560 shares of Common Stock (the “Cryptocurrency Pre-Funded Warrant Shares”) at an offering price of $6.4999 per Cryptocurrency Pre-Funded Warrant, and (ii) stapled warrants (the “Cryptocurrency Stapled Warrants,” together with the Cryptocurrency Pre-Funded Warrants as the “Cryptocurrency Warrants”) to purchase 24,836,560 shares of Common Stock (the “Cryptocurrency Stapled Warrant Shares”) at an exercise price of $9.75 per Cryptocurrency Stapled Warrant.

Each of the Cryptocurrency Pre-Funded Warrants is exercisable for one share of Common Stock at the exercise price of $0.0001 per Cryptocurrency Pre-Funded Warrant Share, immediately exercisable following stockholder approval at this Special Meeting (the “Effective Date”), and may be exercised at any time on or after the Effective Date until all of the Cryptocurrency Pre-Funded Warrants issued in the Cryptocurrency Offering are exercised in full. Each Cryptocurrency Purchaser’s ability to exercise its Cryptocurrency Pre-Funded Warrants in exchange for shares of Common Stock is subject to certain beneficial ownership limitations set forth therein. Each of the Cryptocurrency Stapled Warrants is exercisable for one share of Common Stock at the exercise price of $9.75 per Cryptocurrency Stapled Warrant Share, immediately exercisable on or after the Effective Date, and may be exercised at any time on or after the Effective Date until the earlier of (i) 36 months after the closing of the Cryptocurrency Offering or (ii) all of the Cryptocurrency Stapled Warrants issued in the Cryptocurrency Offering are exercised in full.

Holders of the Cryptocurrency Warrant are subject to a beneficial ownership cap limitation of either 4.99% or 9.99% (the “Ownership Cap”), at such holder’s election, and the holders shall not be able to convert or exercise any of the Cryptocurrency Warrants in excess of that limitation. Any holder of the Cryptocurrency Warrant may, upon providing written notice to the Company, decrease or increase the Ownership Cap, provided that in no event shall the Ownership Cap for a Cryptocurrency Pre-Funded Warrant exceed 9.99%.

Nasdaq Listing Rules

Because our Common Stock is traded on the Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Rule 5635(a).

Pursuant to Listing Rule 5635(a), shareholder approval is required prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if where, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock, other than a public offering for cash, the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

Accordingly, to comply with Listing Rule 5635(a) and our undertakings in the Cryptocurrency Securities Purchase Agreement, we are seeking shareholder approval of the issuance of up to 49,673,120 shares of our Common Stock upon exercise of the Cryptocurrency Warrants.

Consequences of Not Obtaining Shareholder Approval

If shareholders do not vote in favor of this Nasdaq issuance proposal, the Cryptocurrency Warrants will not be exercisable. We are obligated under the Cryptocurrency Securities Purchase Agreement to call a stockholder meeting as soon as practicable after the closing date of the Cryptocurrency Offering.

Additional Information

This summary is intended to provide you with basic information concerning the Cryptocurrency Securities Purchase Agreement and the Cryptocurrency Warrants. The full text of the Cryptocurrency Securities Purchase Agreement and the form of Cryptocurrency Warrants were filed as exhibits to our Current Report on Form 8-K filed with the SEC on August 25, 2025 (the “August 25th Form 8-K”). The August 25th Form 8-K and the documents filed as exhibits thereto are incorporated herein by reference.

Required Vote

The proposal requires that the votes casted in favor of the action exceed the votes casted against the action to approve the issuance of shares of Common Stock upon the exercise of the Cryptocurrency Warrants.

OUR BOARD RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK UPON THE EXERCISE OF THE CRYPTOCURRENCY WARRANTS, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS, IF PROPERLY EXECUTED, WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL 3:

APPROVAL OF THE EXERCISE OF THE STRATEGIC ADVISOR WARRANTS

We are seeking shareholder approval, as required by Nasdaq Listing Rule 5635(a), of the issuance of shares of our Common Stock underlying the currently outstanding Strategic Advisor Warrants, as defined below.

Terms of the Strategic Advisor Agreement and Strategic Advisor Warrant Agreement

On August 25, 2025, the Company entered into securities purchase agreements (the “Cash Securities Purchase Agreements”) with certain accredited investors (the “Cash Purchasers”) pursuant to which the Company agreed to sell and issue to the Cash Purchasers in a private placement offering (the “Cash Offering”) an aggregate offering of (i) 24,338,649 shares of Common Stock (the “Cash Shares”) at an offering price of $6.50 per share, (ii) pre-funded warrants (the “Cash Pre-Funded Warrants” and together with the Cryptocurrency Pre-Funded Warrants, the “Pre-Funded Warrants”) to purchase 16,715,385 shares of Common Stock (the “Cash Pre-Funded Warrant Shares,” and together with the Cryptocurrency Pre-Funded Warrant Share, the “Pre-Funded Warrant Shares”) at an offering price of $6.4999 per Cash Pre-Funded Warrant, and (iii) stapled warrants (the “Cash Stapled Warrants,” and together with the Cryptocurrency Pre-Funded Warrants, the “Cash Securities”) to purchase 41,054,034 shares of Common Stock (the “Cash Stapled Warrant Shares,” and together with the Cryptocurrency Stapled Warrant Share, the “Stapled Warrant Shares”) at an exercise price of $9.75 per Cash Stapled Warrant.

Each of the Cash Pre-Funded Warrants are immediately exercisable for one share of Common Stock at the exercise price of $0.0001 per Cash Pre-Funded Warrant Share, and may be exercised at any time until all of the Cash Pre-Funded Warrants issued in the Cash Offering are exercised in full. Each Cash Purchaser’s ability to exercise its Cash Pre-Funded Warrants in exchange for shares of Common Stock is subject to certain beneficial ownership limitations set forth therein. Each of the Cash Stapled Warrants are immediately exercisable for one share of Common Stock at the exercise price of $9.75 per Cash Stapled Warrant Share, and may be exercised at any time until the earlier of (i) 36 months after the closing of the Cash Offering or (ii) all of the Cash Stapled Warrants issued in the Cash Offering are exercised in full.

On August 28, 2025, the Company entered into a strategic advisor agreement (the “Strategic Advisor Agreement”) with Sol Markets, a Cayman Islands exempt company (the “Strategic Advisor”), pursuant to which the Company engaged the Strategic Advisor to provide strategic advice and guidance relating to the Company’s business, operations, growth initiatives and industry trends in the crypto technology sector for an initial term of two (2) years, which may be extended by mutual written agreement of the Company and the Strategic Advisor. Pursuant to the terms of the Strategic Advisor Agreement, the Company issued to the Strategic Advisor, warrants to purchase 6,321,367 shares of the Company’s Common Stock (the “Strategic Advisor Warrants”) which is equal to 10% of the aggregate number of shares of Cash Shares and the Pre-Funded Warrant Shares. Upon the exercise of each Stapled Warrant, the Strategic Advisor shall receive an additional grant of Strategic Advisor Warrants to purchase an amount of shares of Common Stock equal to 10% of the Stapled Warrant Shares underlying such exercised Stapled Warrant (such shares of Common Stock underlying the Strategic Advisor Warrants, the “Strategic Advisor Warrant Shares”). Sol Markets is controlled by James Zhang who is the brother of Alice Zhang, the Company’s new Chief Investment Officer and a member of the Board.

The exercise price per share of the Strategic Advisor Warrants shall be equal to the par value of the Common Stock. The Strategic Advisor Warrants shall be exercisable, in whole or in part, at any time and from time to time, for a period of seven (7) years from the date of issuance. The Strategic Advisor Agreements also contain customary representations and warranties, confidentiality provisions and limitations on liability.

Nasdaq Listing Rules

Because our Common Stock is traded on the Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Rule 5635(a).

Pursuant to Listing Rule 5635(a), shareholder approval is required prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if where, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock, other than a public offering for cash, the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

Accordingly, to comply with Listing Rule 5635(a) and our undertakings in the Strategic Advisor Agreement, we are seeking shareholder approval of the issuance of up to 6,321,367 shares of our Common Stock upon exercise of the Strategic Advisor Warrants.

Consequences of Not Obtaining Shareholder Approval

If shareholders do not vote in favor of this Nasdaq issuance proposal, the Strategic Advisor Warrants will not be exercisable.

Additional Information

This summary is intended to provide you with basic information concerning the Strategic Advisor Agreement and the Strategic Advisor Warrants. The full text of the Strategic Advisor Agreement and the form of Strategic Advisor Warrants were filed as exhibits to our Current Report on Form 8-K filed with the SEC on September 2, 2025 (the “September 2nd Form 8-K”). The September 2nd Form 8-K and the documents filed as exhibits thereto are incorporated herein by reference.

Required Vote

The proposal requires that the votes casted in favor of the action exceed the votes casted against the action to approve the issuance of shares of Common Stock upon the exercise of the Strategic Advisor Warrants.

OUR BOARD RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK UPON THE EXERCISE OF THE STRATEGIC ADVISOR WARRANTS, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL 4

THE ADJOURNMENT PROPOSAL

The Proposal

The Adjournment Proposal, if adopted, will allow us to adjourn the Special Meeting from time to time, to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals, or establish a quorum for the Special Meeting.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the Special Meeting and any later adjournments. If our stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the aforementioned proposals or establish a quorum.

Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against any of the proposals have been received, we could adjourn the Special Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of such proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, the chair of the Special Meeting will not adjourn the Special Meeting to a later date.

Required Vote

The Adjournment Proposal will be approved and adopted only if holders of at least a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Special Meeting vote “FOR” the Adjournment Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” FOR THE APPROVAL OF THE ADJOURNMENT PROPOSAL, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of September 9, 2025, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than ten (10%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. The table is effected for the April 2025 reverse stock split.

The table lists applicable percentage ownership based on the shares of common stock outstanding as of September 9, 2025. In addition, under the rules beneficial ownership include shares of our common stock issuable pursuant to the exercise of stock options and warrants that are either immediately exercisable or exercisable within 60 days of September 9, 2025. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws. Except as otherwise noted below, the address for persons listed in the table is c/o Sharps Technology, Inc, 105 Maxess Road, Ste. 124, Melville, New York 11747.

Name and address of beneficial owner	Number of shares of common stock beneficially owned (8)	Percentage of common stock beneficially owned
Directors and Executive Officers:
Yuwen (Alice) Zhang (1)	139,040	*
Andrew R. Crescenzo (2)	10,026	*
Dr. Soren Bo Christiansen (3)	20,089	*
Paul K. Danner (4)	100,057	*
Timothy J. Ruemler (5)	40,270	*
Annemarie Tierney	-	-
Jason Monroe (6)	20,027	*
Robert M. Hayes (7)	1,121	*
All Directors and Officers as a Group	330,630	1.22%

*	Less than 1%.

(1)	Includes 125,000 shares underlying options.

(2)	Includes 10,024 shares underlying options.

(3)	Includes 20,065 shares underlying options.

(4)	Includes 100,057 shares underlying options.

(5)	Includes 20,052 shares underlying options.

(6)	Includes 20,027 shares underlying options.

(7)	Includes 90 shares underlying options. Mr. Hayes resigned from his role as chief executive officer effective August 23, 2025.

(8)	Beneficial ownership does not include shares underlying options or other equity awards that are scheduled to vest more than 60 days after September 9, 2025.

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OTHER MATTERS

Our Board knows of no other business which will be presented to the Special Meeting.

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Sharps Technology, Inc., Attention: Secretary, 105 Maxess Road, Ste. 124 Melville, NY 11747. Please note that additional information can be obtained from our website at www.sharpstechnology.com.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office 100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call (202) 551-8090 for further information on the operations of the public reference facilities.

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Sharps Technology, Inc.

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V80127-S22199

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SHARPS TECHNOLOGY, INC.

Nominee:	For	Withhold
1a. Annemarie Tierney	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V80128-S22199

SHARPS TECHNOLOGY, INC.
SPECIAL MEETING OF SHAREHOLDERS OCTOBER 14, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder(s) hereby appoint(s) Paul K. Danner and Yuwen (Alice) Zhang, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SHARPS TECHNOLOGY, INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 10:00 AM EDT, on October 14, 2025, virtually at www.virtualshareholdermeeting.com/STSS2025SM2, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side